Fund for
Government Investors

Annual Report

December 31, 1999

Fund for Government Investors
A MONEY MARKET FUND
ANNUAL REPORT
December 31, 1999

February 11, 2000

Dear Shareholders:

Fund for Government Investors net investment income for the year averaged 3.90%, down from 4.26% last year. The Fund's seven-day yield as of February 11, 2000 is 4.63%. The weighted average maturity of the portfolio at December 31, 1999 was 32 days.

In 1999 short-term U.S. Treasury interest rates remained fairly stable during the first half of the year, however, the second half of the year saw short-term U.S. Treasury rates increase from roughly 4.5% to just under 5.5%.

The U.S. economy should continue to prosper during the coming year and this will cause the Federal Reserve to continue to try to subdue growth of the economy to prevent it from overheating. The effect on short-term rates should be minimal if the Federal Reserve is successful in its policy of gradual restraint. Another restraint on increasing interest rates is the continuing budget surplus and the announced pay-down and buy-back of outstanding U.S. Treasury debt.

Fund for Government Investors will continue to provide you with its conservative and safe parking place for your cash assets. And again, we thank you for your continued support and look forward to serving you in the year 2000.

Sincerely,

/s/Daniel L. O'Connor	/s/Richard J. Garvey
Daniel L. O'Connor Chairman of the Board	Richard J. Garvey President

Fund for Government Investors
STATEMENT OF NET ASSETS
December 31, 1999

		Annualized
Payable at	Maturity	Yield on Date	Value
Maturity	Date	of Purchase	(Note 1)

United States Treasury Bills: 96.0%

$ 50,000,000	January 6, 2000	4.84%	$ 49,967,223
75,000,000	January 13, 2000	3.20 - 4.88	74,894,583
125,000,000	January 20, 2000	5.09 - 5.29	124,669,743
25,000,000	January 27, 2000	5.11	24,910,174
75,000,000	February 10, 2000	5.17	74,580,833
25,000,000	February 17, 2000	5.25	24,833,052
50,000,000	February 24, 2000	5.24 - 5.26	49,616,750
50,000,000	March 16, 2000	5.30	49,463,021

	Total Investments: 96.0% (Cost $472,935,379*)		472,935,379
	Other Assets less Liabilities: 4.0%		19,691,810
	Net Assets: 100.0%		$ 492,627,189
	Net Asset Value Per Share
	(Based on 492,627,189 Shares Outstanding)		$1.00

*Same cost is used for Federal income tax purposes.
Weighted Average Maturity of Portfolio: 32 Days

See Notes to Financial Statements.

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Fund for Government Investors
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

Net Increase in Net Assets Resulting from Operations:
Interest Income (Note 1)		$ 26,106,881
Expenses
Investment Advisory Fee (Note 2)	2,778,655
Administrative Fee (Note 2)	1,404,893	4,183,548

Net Investment Income		$ 21,923,333

See Notes to Financial Statements.

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Fund for Government Investors
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	1999	1998
Net Increase in Net Assets Resulting from Operations and Declared as Dividends to Shareholders (Note 1)	$ 21,923,333	$ 23,763,437

From Share Transactions:
(at constant net asset value of $1)
Net Proceeds from Sales of Shares	$ 4,336,920,467	$ 3,647,766,363
Reinvestment of Distributions	21,466,487	23,392,188

Total	4,358,386,954	3,671,158,551
Cost of Shares Redeemed	(4,437,501,829)	(3,671,729,762)
Total Decrease in Net Assets	(79,114,875)	(571,211)

Net Assets -- Beginning of Year	571,742,064	572,313,275
Net Assets -- End of Year	$ 492,627,189	$ 571,742,064

See Notes to Financial Statements.

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Fund for Government Investors
FINANCIAL HIGHLIGHTS

	For the Years Ended December 31,
	1999	1998	1997	1996	1995
Per Share Operating Performance:
Net Asset Value -- Beginning of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations:
Net Investment Income	0.04	0.04	0.04	0.04	0.05
Total from Investment Operations	0.04	0.04	0.04	0.04	0.05
Distributions to Shareholders:
From Net Investment Income	(0.04)	(0.04)	(0.04)	(0.04)	(0.05)
Total Distributions to Shareholders	(0.04)	(0.04)	(0.04)	(0.04)	(0.05)
Net Increase in Net Asset Value	0.00	0.00	0.00	0.00	0.00
Net Asset Value -- End of Year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Investment Return	3.97%	4.34%	4.49%	4.50%	5.04%
Ratios to Average Net Assets:
Expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income	3.90%	4.26%	4.40%	4.41%	4.93%
Supplementary Data:
Number of Shares Outstanding at End of Year with a Net
Asset Value of $1 (in thousands)	492,627	571,742	572,313	535,325	577,194

See Notes to Financial Statements.

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Fund for Government Investors
NOTES TO FINANCIAL STATEMENTS
December 31, 1999

1.     Significant Accounting Policies

     Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. The following is a summary of significant accounting policies, which the Fund consistently follows:

  Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

  Investment income is recorded as earned.

  Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

  The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2.     Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser.

     Rushmore Trust and Savings, FSB (the "Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee at an annual rate of 0.25% of average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the overdraft Federal Funds rate. The credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. No borrowings were outstanding at December 31, 1999.

3.     Agreement with Friedman Billings Ramsey Group, Inc.

     On October 20, 1999, the Adviser and Rushmore Trust reached a definitive agreement to be acquired by Friedman Billings Ramsey Group, Inc. The transaction is subject to various regulatory approvals.

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Fund for Government Investors
INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Trustees
of Fund for Government Investors:

     We have audited the accompanying statements of net assets of Fund for Government Investors (the "Fund") as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years for the year then ended, the statements of changes in net assets for each of the two years period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included conformation of securities owned as of Decembber 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund for Government Investors as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touch LLP

 Princeton, New Jersey
January 20, 2000

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